Exhibit 10.1

THIRD MODIFICATION AGREEMENT

THIS THIRD MODIFICATION AGREEMENT, (this “Agreement”), made as of March 4, 2019 (the “Effective Date”), by and among IPIC-GOLD CLASS ENTERTAINMENT LLC, a Delaware limited liability company (the “Borrower”), IPIC GOLD CLASS HOLDINGS LLC, a Delaware limited liability company (“Holdings”), IPIC TEXAS, LLC, a Texas limited liability company (“IPIC Texas”), IPIC MEDIA, LLC, a Florida limited liability company (“IPIC Media”), DELRAY BEACH HOLDINGS, LLC, a Florida limited liability company (“DB Holdings”), together with Borrower, Holdings, IPIC Texas, IPIC Media and DB Holdings, collectively, the “Borrower Parties” and THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA, a body corporate of the State of Alabama created under Section 16-25-1 et. seq., Code of Alabama (1975), as amended (the “TRS”), and THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA, a body corporate of the State of Alabama created under Section 36-27-1 et. seq., Code of Alabama (1975), as amended (the “ERS”) (the TRS and the ERS are sometimes herein referred to individually as a “Lender” and collectively as the “Lenders”).

RECITALS:

A. Borrower Parties and Lenders are party to that certain Second Amended and Restated Master Loan and Security Agreement dated February 1, 2018, as amended by Modification Agreement dated June 22, 2018, as further amended by Second Modification Agreement (the “Second Modification”) dated June 29, 2018 (as previously or hereafter amended, the “Loan Agreement”), pursuant to which, Lenders have agreed to extend to Borrower a non-revolving credit facility in an aggregate principal amount not to exceed $225,828,169.12 (the “Loan”) for the purpose of financing the costs of leasing, constructing, furnishing, equipping, establishing and operating upscale cinema projects to be located at sites in the United States of America in accordance with the terms of the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings given in the Loan Agreement.

B. The Borrower Parties have advised Lenders that Borrower has cancelled plans for the renovations to the existing, operating Project located at 400 N. Federal Hwy., Boca Raton, Florida 33432 (the”Mizner Park Project”), and Borrower Parties have requested that Lenders make available the Loan proceeds previously designated for the Mizner Park Project to pay Working Capital Expenses. Lenders have agreed to such request subject to the terms and conditions hereafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the parties hereto agree as follows:

1. Recitals. The Recitals herein are true and correct.

2. Tranche 3 Committed Amount Remaining Availability. Borrower Parties acknowledge and agree that as of February 28, 2019, $198,054,006.08 of the Tranche 3 Committed Amount has been Advanced, leaving $27,774,163.04 available for Advance subject to the terms and conditions of the Loan Agreement, as modified hereby.

3. Amendments to Loan Agreement. The following modifications are hereby made to the Loan Agreement to clarify that the Mizner Park Project is no longer deemed to be one of the Remaining Construction Projects and, as a result thereof, Loan proceeds are no longer available to pay any construction costs related thereto.

(a)	Definitions.

(i)	The definition of “Mizner Park Project” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

(ii)	The defsinition of “Remaining Construction Projects” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

“Remaining Construction Projects” means, collectively, the following Projects: the Renovation Projects, the Delray Project and the Irvine Project.

4. Mizner Park Project Budget. The Mizner Park Project Budget attached as part of Schedule 3 of the Second Modification is hereby deleted in its entirety. The funds previously designated for construction Advances for the Mizner Park Project in the amount of $4,149,075, as more particularly described in the Mizner Park Project Budget, share hereafter be made available for Working Capital Expenses only.

5. Release of Lenders. For and in consideration of Lenders’ agreement to enter into and execute this Agreement, and without any contingency, precondition, or condition subsequent, each of the Borrower Parties, for himself/herself/itself and his/her/its heirs, executors, trustees, successors and assigns, does hereby fully and forever release, relinquish, discharge, settle and compromise any and all claims, cross-claims, counterclaims, causes, damages and actions of every kind and character, and all suits, costs, damages, expenses, compensation and liabilities of every kind, character and description, whether direct or indirect, known or unknown, disclosed or hidden, in law or in equity, which he/she/it had or will have against Lenders, and/or any of Lenders’ affiliates, agents, representatives, officers, employees or contractors on account of, arising, or resulting from, or in any manner incidental to, any and every thing or event occurring or failing to occur at any time in the past up to and including the date hereof, including, without limitation, any claims relating to the Note, the Loan Agreement, the Mortgages or any other Loan Documents, any act or event relating to Lenders’ (or its designees’) possession or use of any collateral securing the Note at any time, the indebtedness evidenced by the Note, any act or event relating to the Lenders’ administration of the Loan Agreement, the Note or any other Loan Documents.

6. Authorization. Borrower Parties represent and warrant to Lenders that each of them has full power and authority to enter into this Agreement; that the execution and delivery of this Agreement have been authorized by all requisite action; and that this Agreement constitutes the valid and legally binding obligation of Borrower Parties enforceable in accordance with its terms. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement and the indebtedness represented thereby and by the Note shall continue in full force and effect.

7. Ratification. Except as herein amended, the Loan Agreement is hereby ratified and affirmed. Execution of this Agreement shall not alter or diminish any rights of Lenders or obligations of Borrower Parties under any other note, instrument, or obligation secured by or entitled to the benefits of the Loan Agreement or the Note, including, without limitation, any of the other Loan Documents.

8. No Offsets or Defenses. Borrower Parties confirm that they have no offsets or defenses with respect to their obligations pursuant to the Loan Agreement and Note or any of the other Loan Documents.

9. Events of Default. Borrower Parties represent and warrant that, as of the Effective Date, there are no Events of Default under the Loan Agreement, Note or any of the other Loan Documents.

10. No Novation or Modification of Loan Documents, etc. Borrower Parties acknowledge and agree that (a) this Agreement is not intended to be, and shall not be deemed or construed to be, a novation; (b) except as expressly provided in this Agreement or any other written agreements with respect to the Loan Documents, no other modifications, amendments, or waivers of other Loan Documents are implied or intended; and (c) Lender reserves all available rights and remedies, at law, in equity and under any the Loan Documents.

11. Expenses. Borrower Parties agree to pay to Lenders all expenses, including Lenders’ attorney’s fees, incurred by Lenders in connection with the negotiation and preparation of this Agreement.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed and delivered shall constitute an original, but all such counterparts together shall be deemed to be one and the same instrument.

13. Severability; Complete Agreement. If any provisions of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. The Loan Agreement and the Note, together with the other Loan Documents, as amended, constitute the full and complete agreement of the Borrower Partiers and Lenders with respect to the indebtedness evidenced by the Note and Loan Agreement.

14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

15. Waiver of Jury Trial. THE BORROWER PARTIES AND LENDERS HEREBY WAIVE ANY RIGHT THAT ANY OF THEM MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE LENDERS AND ANY BORROWER PARTY WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES UNDER THIS AGREEMENT, OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE BORROWER PARTIES AND LENDERS AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE BORROWER PARTIES AND LENDERS IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF THE PARTIES TO ENTER INTO THIS AGREEMENT, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN THE BORROWER PARTIES AND THE LENDERS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the year and date first above written.

BORROWER PARTIES:

IPIC-GOLD CLASS ENTERTAINMENT, LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF Florida

COUNTY OF Palm Beach

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC-GOLD CLASS ENTERTAINMENT, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 1st day of March, 2019.

/s/ Dawn M. Nelson
Notary Public
My commission expires: 12/5/2020

IPIC GOLD CLASS HOLDINGS LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF Florida

COUNTY OF Palm Beach

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC-GOLD CLASS HOLDINGS LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 1st day of March, 2019.

/s/ Dawn M. Nelson
Notary Public
My commission expires: 12/5/2020

IPIC-GOLD CLASS TEXAS, LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF Florida

COUNTY OF Palm Beach

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC-GOLD CLASS TEXAS, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 1st day of March, 2019.

/s/ Dawn M. Nelson
Notary Public
My commission expires: 12/5/2020

IPIC MEDIA, LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF Florida

COUNTY OF Palm Beach

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC MEDIA, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 1st day of March, 2019.

/s/ Dawn M. Nelsont
Notary Public
My commission expires: 12/5/2020

DELRAY BEACH HOLDINGS, LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF Florida

COUNTY OF Palm Beach

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of DELRAY BEACH HOLDINGS, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 1st day of March, 2019.

/s/ Dawn M. Nelson
Notary Public
My commission expires: 12/5/2020

LENDERS:

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

By:	/s/ David G. Bronner
Print Name:
Title:

STATE OF ALABAMA

COUNTY OF MONTGOMERY

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that David G. Bronner , whose name as CEO of the Teachers’ Retirement System of Alabama is signed to the foregoing Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said body corporate of the State of Alabama acting in its capacity as aforesaid.

Given under my hand and official seal this 4 day of March, 2019.

/s/ Emily Eaton
Notary Public
My commission expires: 10-11-2021

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

By:	/s/ David G. Bronner
Print Name:
Title:

STATE OF ALABAMA

COUNTY OF MONTGOMERY

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that David G. Bronner , whose name as CEO of the Employees’ Retirement System of Alabama is signed to the foregoing Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said body corporate of the State of Alabama acting in its capacity as aforesaid.

Given under my hand and official seal this 4 day of March , 2019.

/s/ Emily Eaton
Notary Public
My commission expires: 10-11-2021